NO:  AW__________                                              _________ Class A
                                                               Purchase Warrants


                          VOID AFTER December 31, 2006

NEITHER THIS WARRANT NOR THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND NEITHER SUCH SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

THIS WARRANT AND THE SECURITIES REPRESENTED BY THIS WARRANT ARE SUBJECT TO A SUBSCRIPTION AGREEMENT, DATED AS OF AUGUST 25, 1997. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF FRONT ROYAL, INC.

                                FRONT ROYAL, INC.

                CLASS A COMMON STOCK PURCHASE WARRANT CERTIFICATE

                              Dated August 25, 1997


     FRONT ROYAL, INC., a North Carolina corporation (the "Company"), hereby certifies that, for value received, [__________________] or its registered assigns ("Holder"), is the owner of the number of Class A Common Stock Purchase Warrants ("Warrants") specified above. Each Class A Purchase Warrant initially entitles the Holder, subject to the terms set forth below, to purchase from the Company [__________] shares of Class A Common Stock, no par value (the "Class A Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares"), at the exercise price of $0.01 per whole Warrant Share (as adjusted from time to time as provided in Section 7, the "Exercise Price") at any time and from time to time commencing on the Exercise Date (as hereinafter defined) and until and including December 31, 2006 (the "Expiration Date"), all subject to the following terms and conditions:

     1. Series of Warrants. The Warrants represented hereby are part of a series of Warrants issued pursuant to a Subscription Agreement dated as of August 25, 1997 (the

"Subscription Agreement"). The transferability of this Warrant Certificate and the Warrant Shares is subject to the terms of the Subscription Agreement.

     2. Registration of Warrant; Transfers. (a) The Company shall register this Warrant Certificate, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant Certificate as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     (b) The Company shall register the transfer of any of the Warrants represented by this Warrant Certificate upon the Warrant Register, upon surrender of this Warrant Certificate, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a Warrant Certificate, in substantially the form of this Warrant Certificate evidencing the Warrants so transferred, shall be issued to the transferee and a new Warrant Certificate evidencing the remaining portion of the Warrants not so transferred, if any, shall be issued to the transferring Holder.

     (c) This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder at the office of the Company specified in or pursuant to Section 3(b) for a new Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such new Warrant Certificate will be dated the date of such exchange.

     3. Duration and Exercise of Warrants. (a) Subject to Sections 3(d) and
Section 10, this Warrant shall be exercisable by the registered Holder on any business day before 5:00 p.m., New York time, at any time and from time to time on or after the Exercise Date to and including the Expiration Date. At 5:00 p.m., New York time on the Expiration Date, any Warrants not exercised prior thereto shall be and become void and of no value.

     (b) Subject to Sections 3(d), 4, 8 and 10, upon surrender of this Warrant Certificate, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 2200 Gateway Blvd., Suite 205, Morrisville, North Carolina, 27560, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, in lawful money of the United States of America, all as specified by the Holder in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become the holder of record of such Warrant Shares as of the Date of Exercise.

     A "Date of Exercise" means the date on which the Company shall have received (i) a Warrant Certificate, with the Form of Election to Purchase attached thereto appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder hereof to be purchased.

     (c) No single exercise of Warrants evidenced hereby may be for less than 250 Warrant Shares. If less than all of the Warrants Shares which may be purchased under this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a new Warrant Certificate evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant Certificate.

     (d) Notwithstanding the provisions of Section 3(a) and 7(b), the Warrants shall become immediately exercisable by the Holder (i) upon the sale, in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, (ii) if, as a result of one or a series of related transactions, the holders of the issued and outstanding shares of Common Stock (as defined below), determined on a fully diluted basis as if all outstanding warrants, options and convertible securities had been exercised or converted, immediately prior to the effective date for such transaction or last of such transactions beneficially own (as such term is defined under Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended), in the aggregate, less than 55% of the issued and outstanding voting securities of the Company, determined on a fully diluted basis as if all outstanding warrants, options and convertible securities had been exercised or converted, or the successor to the Company if such transaction was a merger or consolidation in which the Company was not the surviving entity, or (iii) if members comprising the Board of Directors on the date hereof cease for any reason to comprise at least a majority of the Board of Directors, provided, that, any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors comprising the Board of Directors on the date hereof (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for all purposes of this definition, considered as though such person were a member of the Board of Directors on the date hereof (each of such events, a "Trigger Event"); provided, however, that if as at the end of the fiscal quarter immediately prior to the effective date of any Trigger Event (the "Measurement Date") the Book Value per Share is greater than the Formula Amount as at the Measurement Date, then the Warrants may be redeemed, at the option of the Company, at a redemption price of $.01 per Warrant, pro rata in an amount equal to the number of Warrants represented hereby multiplied by the Adjustment Factor as at the Measurement Date for each $.01 by which the Book Value per Share at such Measurement Date exceeds the Formula Amount for such Measurement Date.

     4. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Warrants or receiving Warrant Shares upon exercise hereof.

     5. Replacement of Warrant Certificate. If this Warrant Certificate is mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for, this Warrant Certificate, a new Warrant Certificate, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, reasonably satisfactory to it. Applicants for a new Warrant Certificate under such circumstances shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     6. Reservation of Warrant Shares. The Company will at all times as long as this Warrant is exercisable, reserve and keep available out of the aggregate of its authorized but unissued Class A Common Stock or its authorized and issued Class A Common Stock held in its treasury, for the purpose of enabling it to issue Warrant Shares upon exercise of the Warrants, the number of Warrant Shares which are deliverable upon the exercise of the Warrants.

     7. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment from time to time as set forth in this Section 7. Upon each such adjustment of the Exercise Price pursuant to this Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase with respect to each Warrant, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of a Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. All determinations with respect to adjustments hereunder shall be made by the Board of Directors in good faith.

     (a) If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make any distributions on shares of its Common Stock payable in shares of its capital stock (whether payable in shares of such Common Stock or of capital class of any class), (ii) subdivide outstanding shares of Class A Common Stock into a larger number of shares, (iii) combine outstanding shares of Class A Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Class A Common Stock any shares of capital stock of the Company, then the Exercise Price shall be adjusted by multiplying it by a fraction the numerator of which shall be the number of shares of Class A Common Stock outstanding before such event and the denominator of which shall be the number of shares of Class A Common Stock outstanding after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     (b) In case of any reclassification of the Class A Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Class A Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter, subject to Section 3(d), to exercise this Warrant to purchase only the shares of stock and other securities and property receivable upon or deemed to be held by holders of Class A Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Class A Common Stock which may be purchased by exercise of this Warrant immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled.

     (c) In case:

          i. the Company shall take a record of the holders of its Class A Common Stock (or other Stock or securities at the time receivable upon the exercise of the Warrants) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          ii. of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

          iii. of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice, in accordance with Section 9, specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Class A Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Class A Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least fifteen days prior to the date therein specified.

     (d) In any case in which any adjustment under this Section 7 is required to be made effective as of the record date for a specified event, the Company may elect to defer until occurrence of such event (A) issuing to the Holder, if an exercise under this Warrant is made after such record date, the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price prior to adjustment and (B) paying to the Holder any amount in cash in lieu of a fractional share pursuant to Section 8 hereof, provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares, other capital stock and/or cash upon the occurrence of the event requiring such adjustment.

     (e) Any determination that the Company or the Board of Directors must make pursuant to this Section 7 shall be conclusive if made in good faith.

     8. Fractional Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Fair Market Value of a Warrant Share multiplied by such fraction.

     9. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be delivered personally, by facsimile, sent by a nationally recognized overnight courier service or sent by registered or certified mail, postage prepaid, addressed as follows: (1) if to the Company, to FRONT ROYAL, INC., 2200 Gateway Blvd., Suite 205, Morrisville, North Carolina, 27560, Attention: Chief Financial Officer, or to facsimile no. (919) 469-3557; or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section
9. Any notice or other communications or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if delivered via facsimile at the facsimile number specified in this Section 9,
(ii) four (4) days after deposit in the United States mails, (iii) the date when posted, if sent by nationally recognized courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

     10. Redemption of Warrants by the Company. The Warrants may be redeemed at the option of the Company, at a redemption price of $.01 per Warrant, at any time after any Determination Date if the Book Value per Share is greater than the Applicable Repurchase Threshold at (i) such Determination Date and, (ii) in the case of any Determination Date other than December 31, 2000, at the end of each of the immediately preceding three fiscal quarters. The Company shall have the right to redeem such number of the Warrants as is equal to (x) in the case of a redemption following the December 31, 2000 Determination Date, the number of Warrants represented hereby multiplied by the Adjustment Factor as at such Determination Date times each $.01 by which the Book Value per Share at such

Determination Date exceeds the Applicable Repurchase Threshold at such Determination Date, and (y) in the case of any redemption on account of any Determination Date other than December 31, 2000, all the Warrants. Notice of redemption shall be given to the Holder in accordance with Section 9. From and after the giving of any notice of redemption, the Holder shall no longer have any rights to exercise the Warrants and shall have no rights with respect to the Warrants except to receive the redemption price upon surrender of this Warrant Certificate. All computations of the Applicable Repurchase Threshold, the number of Warrants redeemable by the Company and redemption price shall be adjusted to reflect any stock dividends and any stock splits or combinations or similar transactions taking place after the Original Issue Date through the Determination Date.

     11. Certain Definitions.

     "Adjustment Factor" shall mean two percent (2%), adjusted as appropriate to take into account any stock dividends, stock splits or combinations or similar transactions occurring after the Original Issue Date that resulted in adjustments to the Formula Amount or the Applicable Repurchase Threshold, as applicable.

     "Applicable Repurchase Threshold" shall mean with respect to a Determination Date: (i) in the case of December 31, 2000, $7.25, and (ii) in the case of any other Determination Date and any other date, $7.75; in each case adjusted to take into account any stock dividends, stock splits or combinations, or similar transactions occurring after the Original Issue Date and prior to the Determination Date.

     "Book Value per Share" as at any date shall mean (A) the sum of (i) the consolidated stockholders equity of the Company and its subsidiaries as at such date, including preferred and common stockholders equity determined in accordance with generally accepted accounting principles consistently applied, as set forth (x) in the case of a determination of Book Value per Share at the end of any fiscal year of the Company, in the audited balance sheet of the Company at such fiscal year end, and (y) in the case of a determination of Book Value per Share at the end of any fiscal quarter other than a fiscal year end, in the unaudited balance sheet of the Company at such fiscal quarter end regularly prepared by the Company; plus (ii) the aggregate consideration receivable by the Company from the exercise or conversion of any then outstanding warrants, options and rights to acquire Common Stock and securities convertible into Common Stock other than the Warrants and Rights issued by the Company pursuant to the Subscription Agreement; divided by (B) the total number of shares of Common Stock outstanding at such date of determination, other than treasury shares, plus the number of shares of Common Stock that would be outstanding if all then outstanding options, warrants and rights to acquire Common Stock, and all securities convertible into Common Stock, then outstanding, other than the Warrants and Rights issued pursuant to the Subscription Agreement, were exercised or converted. For purposes of the foregoing, with respect to any security convertible into Common Stock, the amount receivable by the Company upon such conversion shall be the amount received by the Company from the issuance of the convertible security plus any additional consideration payable by the holder thereof upon conversion into Common Stock.

     "Common Stock" shall mean, collectively, the Class A Common Stock; the Class B Common Stock, no par value, of the Company; the Class C Common Stock, no par value, of the Company; and any other class of equity securities of the Company designated as common stock.

     "Determination Date" shall mean December 31, 2000, and any fiscal quarter end prior to December 31, 2000, as at which the Applicable Repurchase Threshold is being determined for purposes of Section 10.

     "Exercise Date" shall mean June 1, 2001 or such earlier date as may be determined in accordance with Section 3(d).

     "Fair Market Value" of a Warrant Share means on any particular date (a) the average of the last sale price per share of the Class A Common Stock on the five trading days preceding such date on the principal stock exchange on which the Class A Common Stock has been listed or, if there is no such price on such date, then the last price on such exchange on the date nearest preceding such date, or
(b) if the Common Stock is not listed on any stock exchange, the average of the bid and asked price for a share of Class A Common Stock in the over-the-counter market, as reported by Nasdaq at the close of business on the five trading days preceding such date, or (c) if the Class A Common Stock is not quoted on Nasdaq, the average of the bid and asked price for a share of Class A Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on the five trading days preceding such date, or (d) if the Class A Common Stock is not publicly traded, the fair market value of a share of Class A Common Stock as determined by the Board of Directors of the Company in good faith.

     "Formula Amount" shall mean, as at any Measurement Date, the Initial Book Value plus the result of the following formula: (i) $7.25, less the Initial Book Value, divided by (ii) sixteen (16), and multiplied by (iii) the number of fiscal quarters from January 1, 1997 through the Measurement Date, including the fiscal quarter ending on the Measurement Date. The Formula Amount shall be adjusted as appropriate to take into account any stock dividends, stock splits or combinations, or similar transactions occurring after the Original Issue Date.

     "Initial Book Value" shall mean the Book Value per Share as at December 31, 1996 (taking into account the consummation of the transactions contemplated in the Subscription Agreement and the acquisition of Rockwood Casualty Insurance Company).

     "Original Issue Date" shall mean August 25, 1997, the date on which the Warrants were originally issued pursuant to the Subscription Agreement.


     12. Miscellaneous.

     (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (b) Nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the Holder and any registered holder of Warrant Shares any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company, the Holder and any other registered holder of Warrant Shares.

     (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of North Carolina without regard to the principles of conflicts of law thereof.

     (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

     (e) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                      FRONT ROYAL, INC.
                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Class A Common Stock under the foregoing Warrant)

To Front Royal, Inc.:

     In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Class A Common Stock ("Class A Common Stock"), no par value, of Front Royal, Inc. and encloses herewith $________ in cash (or encloses herewith evidence of payment of such sum), which sum represents the Exercise Price (as defined in the Warrant) for the number of shares of Class A Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

     The undersigned requests that certificates for the shares of Class A Common Stock issuable upon this exercise be issued in the name of

                                            PLEASE INSERT SOCIAL SECURITY OR
                                            TAX IDENTIFICATION NUMBER

                                            _________________________________


--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


     If the number of shares of Class A Common Stock issuable upon this exercise shall not be all of the shares of Class A Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Class A Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:


--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




Dated: ____________, 19__                                    Name of Holder:


                                                (Print)________________________

                                                (By:)__________________________
                                                    (Title:)

           [To be completed and signed only upon transfer of Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase the ____________ shares of Class A Common Stock of FRONT ROYAL, INC. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of FRONT ROYAL, INC. with full power of substitution in the premises.

Dated:

_______________, 199_


                                -----------------------------------------------
                                (Signature must conform in all respects
                                to name of holder as specified on the
                                face of the Warrant)


                                -----------------------------------------------
                                Address


In the presence of:


--------------------------